                                   EXHIBIT 21

                                 SUBSIDIARY LIST
                              AS OF MARCH 23, 1999
                                 PAGE (1 OF 5)


                                        STATE OF                                                 OWNERSHIP
NAME OF SUBSIDIARY                    ORGANIZATION          OWNED BY                            PERCENTAGE
------------------                    ------------          --------                            ----------
AmSurg KEC, Inc.                           TN               AmSurg Corp.                           100%

The Endoscopy Center of                    TN               AmSurg KEC, Inc.                        51%
Knoxville, L.P.


AmSurg EC Topeka, Inc.                     TN               AmSurg Corp.                           100%

The Endoscopy Center of                    TN               AmSurg EC Topeka, Inc.                  60%
Topeka, L.P.


AmSurg EC St. Thomas, Inc.                 TN               AmSurg Corp.                           100%

The Endoscopy Center of St.                TN               AmSurg EC St. Thomas, Inc.              60%
Thomas, L.P.


AmSurg EC Centennial, Inc.                 TN               AmSurg Corp.                           100%

The Endoscopy Center of                    TN               AmSurg EC Centennial, Inc.              60%
Centennial, L.P.


AmSurg EC Beaumont, Inc.                   TN               AmSurg Corp.                           100%

The Endoscopy Center of                    TN               AmSurg EC Beaumont, Inc.                51%
Southeast Texas, L.P.


AmSurg EC Santa Fe, Inc.                   TN               AmSurg Corp.                           100%

The Endoscopy Center of                    TN               AmSurg EC Santa Fe, Inc.                60%
Santa Fe, L.P.


AmSurg EC Washington, Inc.                 TN               AmSurg Corp.                           100%

The Endoscopy Center of                    TN               AmSurg EC Washington, Inc.              60%
Washington D.C., L.P.


AmSurg Torrance, Inc.                      TN               AmSurg Corp.                           100%

The Endoscopy Center of                    TN               AmSurg Torrance, Inc.                   51%
South Bay, L.P.


AmSurg Encino, Inc.                        TN               AmSurg Corp.                           100%

The Valley Endoscopy Center,               TN               AmSurg Encino, Inc.                     51%
L.P.


                                   EXHIBIT 21

                                 SUBSIDIARY LIST
                              AS OF MARCH 23, 1999
                                  PAGE (2 OF 5)






                                        STATE OF                                                OWNERSHIP
NAME OF SUBSIDIARY                    ORGANIZATION          OWNED BY                            PERCENTAGE
------------------                    ------------          --------                            ----------

AmSurg Brevard, Inc.                       TN               AmSurg Corp.                           100%

The Ophthalmology Center of                TN               AmSurg Brevard, Inc.                    51%
Brevard, L.P.


AmSurg Sebastopol, Inc.                    TN               AmSurg Corp.                           100%

The Sebastopol ASC, L.P.                   TN               AmSurg Sebastopol, Inc.                 60%


AmSurg Abilene, Inc.                       TN               AmSurg Corp.                           100%

The Abilene ASC, L.P.                      TN               AmSurg Abilene, Inc.                    60%


AmSurg Lorain, Inc.                        TN               AmSurg Corp.                           100%

The Lorain ASC, L.P.                       TN               AmSurg Lorain, Inc.                     51%


AmSurg Maryville, Inc.                     TN               AmSurg Corp.                           100%

The Maryville, ASC                         TN               AmSurg Maryville, Inc.                  51%


AmSurg Miami, Inc.                         TN               AmSurg Corp.                           100%

The Miami ASC, L.P.                        TN               AmSurg Miami, Inc.                      70%


AmSurg Hanford, Inc.                       TN               AmSurg Corp.                           100%

The Hanford ASC, L.P.                      TN               AmSurg Hanford, Inc.                    63%


AmSurg Melbourne, Inc.                     TN               AmSurg Corp.                           100%

The Melbourne ASC, L.P.                    TN               AmSurg Melbourne, Inc.                  51%


AmSurg Chicago, Inc.                       TN               AmSurg Corp.                           100%

The Chicago Endoscopy ASC,                 TN               AmSurg Chicago, Inc.                    51%
L.P.

AmSurg Hillmont, Inc.                      TN               AmSurg Corp.                           100%

The Hillmont ASC, L.P.                     TN               AmSurg Hillmont, Inc.                   51%


AmSurg Northwest Florida,                  TN               AmSurg Corp.                           100%
Inc.

The Northwest Florida ASC,                 TN               AmSurg Northwest Florida,               51%
L.P.                                                        Inc.


                                   EXHIBIT 21

                                 SUBSIDIARY LIST
                              AS OF MARCH 23, 1999
                                  PAGE (3 OF 5)



                                        STATE OF                                                 OWNERSHIP
NAME OF SUBSIDIARY                    ORGANIZATION          OWNED BY                            PERCENTAGE
------------------                    ------------          --------                            ----------
AmSurg Palmetto, Inc.                      TN               AmSurg Corp.                           100%

The Palmetto ASC, L.P.                     TN               AmSurg Palmetto, Inc.                   51%


AmSurg Hallandale, Inc.                    TN               AmSurg Corp.                           100%

The Hallandale Surgery ASC,                TN               AmSurg Hallandale                     67.3%
L.P.

AmSurg Ocala, Inc.                         TN               AmSurg Corp.                           100%

The Ocala Endoscopy ASC, L.P.              TN               AmSurg Ocala, Inc.                      51%


AmSurg South Florida                       TN               AmSurg Corp.                           100%
Network, Inc.

The GI Network of South                    TN               AmSurg South Florida                    51%
Florida, L.P.                                               Network, Inc.


AmSurg Largo, Inc.                         TN               AmSurg Corp.                           100%

The Largo Urology ASC, L.P.                TN               AmSurg Largo, Inc.                      40%


AmSurg Crystal River, Inc.                 TN               AmSurg Corp.                           100%

The Crystal River Endoscopy                TN               AmSurg Crystal River, Inc.              51%
ASC, L.P.


AmSurg Abilene Eye, Inc.                   TN               AmSurg Corp.                           100%

The Abilene Eye ASC, L.P.                  TN               AmSurg Abilene Eye, Inc.                51%


AmSurg El Paso, Inc.                       TN               AmSurg Corp.                           100%

The El Paso ASC, L.P.                      TN               AmSurg El Paso, Inc.                    51%


AmSurg Westlake, Inc.                      TN               AmSurg Corp.                           100%

The Westlake Ophthalmology                 TN               AmSurg Westlake, Inc.                   57%
ASC, L.P.


AmSurg FL EyeCare Network,                 TN               AmSurg Corp.                           100%
Inc.

The Southeast EyeCare                      TN               AmSurg FL EyeCare                       51%
Network, L.P.                                               Network, Inc.


                                   EXHIBIT 21

                                 SUBSIDIARY LIST
                              AS OF MARCH 23, 1999
                                  PAGE (4 OF 5)




                                        STATE OF                                                 OWNERSHIP
NAME OF SUBSIDIARY                    ORGANIZATION          OWNED BY                            PERCENTAGE
------------------                    ------------          --------                            ----------
AmSurg Naples, Inc.                        TN               AmSurg Corp.                           100%

The Naples Endoscopy ASC,                  TN               AmSurg Naples, Inc.                     60%
L.P.

AmSurg Suncoast, Inc.                      TN               AmSurg Corp.                           100%

AmSurg Miami Urology, Inc.                 TN               AmSurg Corp.                           100%

AmSurg Dade County, Inc.                   TN               AmSurg Corp.                           100%

AmSurg SWFLA, Inc.                         TN               AmSurg Corp.                           100%

AmSurg ENT Brevard                         TN               AmSurg Corp.                           100%

AmSurg Holdings, Inc.                      TN               AmSurg Corp.                           100%

The Knoxville Ophthalmology                TN               AmSurg Holdings, Inc.                   60%
ASC, LLC

The West Monroe Endoscopy                  TN               AmSurg Holdings, Inc.                   55%
ASC, LLC.

The Montgomery Eye Surgery                 TN               AmSurg Holdings, Inc.                   51%
Center, LLC

EyeCare Consultants Surgery                TN               AmSurg Holdings, Inc.                   51%
Center, LLC

The Sidney ASC, LLC                        TN               AmSurg Holdings, Inc.                   51%

The Cleveland ASC, LLC                     TN               AmSurg Holdings, Inc.                   51%

The Milwaukee ASC, LLC                     TN               AmSurg Holdings, Inc.                   51%

The Pinnacle Eyecare                       TN               AmSurg Holdings, Inc.                   51%
Network, LLC

The Alabama Eye Care                       TN               AmSurg Holdings, Inc.                   51%
Network, LLC

The Columbia ASC, LLC                      TN               AmSurg Holdings, Inc.                   51%

The Wichita Orthopaedic ASC,               TN               AmSurg Holdings, Inc.                   51%
LLC

The Minneapolis Endoscopy                  TN               AmSurg Holdings, Inc.                   51%
ASC, LLC

The Willoughby ASC, LLC                    TN               AmSurg Holdings, Inc.                   51%

The Westglen Endoscopy                     TN               AmSurg Holdings, Inc.                   51%
Center, LLC

West Texas Eyecare Network,                TN               AmSurg Holdings, Inc.                   51%
LLC


                                   EXHIBIT 21

                                 SUBSIDIARY LIST
                              AS OF MARCH 23, 1999
                                  PAGE (5 OF 5)


                                        STATE OF                                                 OWNERSHIP
NAME OF SUBSIDIARY                    ORGANIZATION          OWNED BY                            PERCENTAGE
------------------                    ------------          --------                            ----------
Cleveland Eyecare Network,                 TN               AmSurg Holdings, Inc.                   51%
LLC

The Chevy Chase ASC, LLC                   TN               AmSurg Holdings, Inc.                   51%

The Oklahoma City ASC, LLC                 TN               AmSurg Holdings, Inc.                   51%

The Mountain West                          TN               AmSurg Holdings, Inc.                   51%
Gastroenterology ASC, LLC

The Cincinnati ASC, LLC                    TN               AmSurg Holdings, Inc.                   51%

The Fayetteville ASC, LLC                  TN               AmSurg Holdings, Inc.                   51%

The Independence ASC, LLC                  TN               AmSurg Holdings, Inc.                   60%

AmSurg Northern Kentucky GI,               TN               AmSurg Holdings, Inc.                  100%
LLC

AmSurg Louisville GI, LLC                  TN               AmSurg Holdings, Inc.                   51%

AmSurg Kentucky                            TN               AmSurg Holdings, Inc.                   51%
Ophthalmology, LLC

The Phoenix Ophthalmology                  TN               AmSurg Holdings, Inc.                   51%
ASC, LLC

The Toledo Endoscopy ASC, LLC              TN               AmSurg Holdings, Inc.                   51%

The Midwest GI Network                     TN               AmSurg Holdings, Inc.            33.33% Financial
                                                                                              51% Governance

The Englewood ASC, LLC                     TN               AmSurg Holdings, Inc.                   51%

The Sun City Ophthalmology                 TN               AmSurg Holdings, Inc.                   60%
ASC, LLC

The Cape Coral/Ft. Myers                   TN               AmSurg Holdings, Inc.                   51%
Endoscopy ASC, LLC

The Baltimore Endoscopy ASC,               TN               AmSurg Holdings, Inc.                   60%
LLC

The Boca Raton Ophthalmology               TN               AmSurg Holdings, Inc.                   51%
ASC, LLC

The Minneapolis                            TN               AmSurg Holdings, Inc.                   51%
Ophthalmology ASC, LLC

The Florham Park                           TN               AmSurg Holdings, Inc.                   51%
Ophthalmology ASC, LLC

The West Texas GI Network,                 TN               AmSurg Holdings, Inc.                   51%
LLC
